SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:
☐	Preliminary Proxy Statement
☐	Confidential for Use of Commission Only
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-11(c) or §240.14a-12

TENGASCO, INC.

(Name of Registrant as Specified in its Charter)

(Name of person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box)
☒	No Fee Required
☐	$125 per Exchange Act Rules-O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
☐	Fee computed on table below per Exchange Act Rules14A-6(i)(4) and O-11.

(1) Title of each class of securities to which each transaction applies:

(2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of the transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration No.:
(3)	Filing Party:
(4)	Date Filed:

TENGASCO, INC.
8000 E. Maplewood Ave., Suite 130
Greenwood Village, Colorado 80111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON December 1, 2020

TO THE STOCKHOLDERS:

Notice is hereby given that the 2020 annual meeting of stockholders (the “Annual Meeting”) of Tengasco, Inc. (the “Company”) has been called for and will be held in a virtual format  only from the Company’s headquarters at 8000 E. Maplewood Ave., Greenwood Village, CO 80111 on December 1, 2020 at 9:00 AM local (Mountain) time. Personal attendance at the meeting will not be allowed due to current pandemic health concerns.  The manner for any stockholder wishing to participate in the virtual Annual Meeting is set out in detail in the Proxy Statement accompanying this Notice, beginning on page 4 of the Proxy Statement.  The meeting is being held for these purposes:

1.	To elect Matthew K. Behrent, Peter E. Salas, and Richard M. Thon, to the Board of Directors to hold office until their successors shall have been elected and qualify;

2.	To ratify the appointment by the Board of Directors of Moss Adams LLP to serve as the independent certified public accountants for the current fiscal year;

3.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on October 21, 2020 as the record date for the determination of the stockholders entitled to receive notice and to vote at the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's offices at 8000 E. Maplewood Ave., Suite 130, Greenwood Village, CO 80111, for ten (10) days prior to December 1, 2020.

NOTE that this Proxy Statement and the Annual Meeting contemplated hereby does NOT relate to the previously announced proposed merger (the “Merger”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated October 21, 2020 among the Company, Antman Sub, LLC, a wholly-owned subsidiary of the Company, and Riley Exploration - Permian, LLC (“Riley”).  In connection with the Merger, the Company intends to file materials with the Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4 (the “Registration Statement”), that will include a proxy statement/prospectus. After the Registration Statement is declared effective by the SEC, the Company intends to mail a definitive proxy statement/prospectus to the Company’s stockholders.

Dated: October 30, 2020	By Order of the Board of Directors
/s/ Michael J. Rugen
Michael J. Rugen, Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.  THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

INTERNET AVAILABILITY OF PROXY MATERIALS

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 will be available online at https://www.cstproxy.com/tengasco/2020 on the first day these materials are mailed to shareholders which is  anticipated to be October 30, 2020.

TENGASCO, INC. - PROXY STATEMENT

GENERAL

This proxy statement is furnished by the Board of Directors of Tengasco, Inc., a Delaware corporation (sometimes the “Company” or “Tengasco”), in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on December 1, 2020 and at any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held in a virtual format only from the Company’s headquarters at 8000 E. Maplewood Ave., Greenwood Village, CO 80111 on December 1, 2020 at 9:00 AM local (Mountain) time. Personal attendance at the meeting will not be allowed due to current pandemic health concerns.

How do I attend the Virtual Annual Meeting?

Follow the instructions below for either “Registered Shareholders” or “Beneficial Owners” as may be applicable to you.

Registered Shareholders (shareholders having a paper certificate of their shares):

As a registered shareholder, you will receive a Proxy Card from Continental Stock Transfer. The Proxy Card will tell you how you may vote your shares before the virtual meeting. The Proxy Card also contains instructions on how to attend the virtual annual meeting and provides the required URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer at the phone number or e-mail address below.   Continental Stock Transfer contact information is as follows:  917-262-2373, or email to proxy@continentalstock.com.

You can (but are not required to) pre-register to attend the virtual meeting.  Pre-registration begins November 25, 2020 at 9:00 A.M.  Mountain Time. Enter this URL address into your browser https://www.cstproxy.com/tengasco/2020 then enter your control number, name, and email address.  Once you pre-register you can vote your shares, and if you wish you may also enter questions in the chat box for submittal at the virtual meeting.  At the start of the virtual meeting you will need to re-log in using your Control Number and will also be prompted to enter your Control Number if you vote during the meeting. If you have not pre-registered, you may still attend the virtual annual meeting by following the same procedure as for “pre-registering” set out in this paragraph.  On the day of the virtual meeting you will log in to the virtual annual meeting by going to:  https://www.cstproxy.com/tengasco/2020  You should do this about 15 minutes before the meeting to assure timely entrance to the virtual meeting.

Beneficial Owners of shares (who own their investments through a bank or broker holding the shares in institutional or “street” name):

To vote your shares before the meeting:

You will receive proxy materials forwarded to you by the bank or broker. Although most  banks and brokers offer mail, telephone, and internet voting, to vote your shares before the meeting, the availability of voting options and specific procedures to be used to vote will depend on their respective voting arrangements set out in the materials you receive by mail from your bank or broker. Follow those instructions to vote your shares before the meeting.

However, the forms you receive from the bank or broker will not contain instructions for attending the virtual annual meeting.  If you vote your shares before the meeting, you are not obliged to attend the virtual meeting but are welcome to do so. To attend the virtual annual meeting and submit any questions to management, follow one of the two choices below:

To Attend the Virtual Annual Meeting and Vote your Shares at the meeting:

To attend the virtual annual meeting and vote shares at the meeting, beneficial owners will need to contact Continental Stock Transfer to receive a Control Number.  Continental Stock Transfer contact information is as follows:  917-262-2373 or email to proxy@continentalstock.com.    If you plan to vote at the meeting you will also need to have what is called a “legal proxy” that you must obtain from your bank or broker.  This assures your votes will not be double counted.  Without the “legal proxy” from your bank or broker, you will not be allowed to vote at the meeting even though you have obtained a control number and are thereby entitled to attend the virtual meeting and ask questions.  On the day of the virtual meeting you will log in to the virtual annual meeting by going to:  https://www.cstproxy.com/tengasco/2020

To Attend the Virtual Annual Meeting but Not Vote your Shares at the meeting:

If you are a beneficial owner and would like to join the virtual annual meeting but do not want or need to vote your shares at the meeting,  Continental Stock Transfer will issue you a guest control number with proof of your stock ownership. You must contact Continental Stock Transfer for specific instructions on how to receive the guest control number. Continental Stock Transfer can be contacted at the number or email address as follows:  917-262-2373, or email to proxy@continentalstock.com.     Please allow up to 72 hours prior to the meeting for processing your control number.  On the day of the meeting you will log in to the virtual annual meeting by going to:
https://www.cstproxy.com/tengasco/2020

If a proxy is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Chief Executive Officer of the Company, or by a stockholder voting in person at the Annual Meeting. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the directors named therein and FOR the ratification of the selection by the Audit Committee of the Board of Directors of Moss Adams LLP as the independent certified public accountants of the Company.

A copy of the Company’s Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2019 (“Fiscal 2019”), which contains financial statements audited by the Company's independent certified public accountants, accompanies this proxy statement.

The cost of preparing, assembling, and mailing the Notice of Internet Availability of Proxy materials, notice of meeting, proxy statement, the enclosed Annual Report on Form 10-K and proxy card will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, fax transmission or e-mail. The Company may also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of the common stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The Board of Directors has fixed October 21, 2020 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders on Record Date will be able to vote at the Annual Meeting.    As of the Record Date, 10,684,417 shares of the Company's common stock were outstanding, and each share will be entitled to one vote, with no shares having cumulative voting rights. Holders of shares of common stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter that will be submitted to the stockholders.

Management knows of no business other than that specified in Items 1 and 2 in the Notice of Annual Meeting that will be presented at the Annual Meeting. If any other matter is properly presented, the persons named in the enclosed proxy intend to vote in their best judgment.

Five Percent Stockholders

The following table sets forth the shareholdings of those persons who own more than 5% of the Company's common stock as of October 21, 2020 with these computations being based upon 10,684,417 shares of common stock being outstanding as of that date:

Name and Address	Title	Number of Shares Beneficially Owned	Percent of Class
Dolphin Offshore Partners, L.P. c/o Dolphin Mgmt. Services, Inc. P.O. Box 16867 Fernandina Beach, FL 32035	Stockholder	5,297,741[1]	49.6%

1 Consists of shares held directly by Peter E. Salas individually, and shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas is the sole shareholder of and controlling person of Dolphin Mgmt. Services, Inc. which is the general partner of Dolphin.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

GENERAL

Article 3.1 of the Company's Bylaws provides that the number of directors of the Company shall be a minimum of three and a maximum of ten. The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Three nominees are put forth before the stockholders for election to the Board of Directors at the Annual Meeting. All of the nominees are presently directors of the Company.

The directors will serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. The members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held 7 meetings in Fiscal 2019. All directors who are up for re-election attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2019.

There is no understanding or arrangement between any director and any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

The Company’s Chief Executive Officer does not currently serve as a Director. In the event a Chief Executive Officer also serves as a Director, the Board has previously determined as a matter of policy to divide the functions of CEO and Chairman between two individuals. Placing the CEO on the Board as a director may have the dual beneficial effects of assisting both the CEO in making operational decisions as he is expected to do in the ongoing operation of the Company with accessibility to the guidance of the Board, while allowing the Board to more effectively oversee the business risk without any additional influence from the CEO/Director if he were also serving as Chairman.

Identification of Director-Nominees

The following table sets forth the names of all director-nominees.

Name	Positions Held	Date of Initial Election or Designation
Matthew K. Behrent	Director	3/27/07
Peter E. Salas	Director; Chairman of the Board	10/8/02 10/21/04
Richard M. Thon	Director	11/22/13

Background of Directors

The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

Matthew K. Behrent is 50 years old. He is currently the Executive Vice President, Corporate Development of EDCI Holdings, Inc, a company that is currently engaged in carrying out a plan of dissolution. Before joining EDCI in June, 2005, Mr. Behrent was an investment banker, working as a Vice-President at Revolution Partners, a technology focused investment bank in Boston, from March 2004 until June 2005 and as an associate in Credit Suisse First Boston Corporation's technology mergers and acquisitions group from June 2000 until January 2003. From June 1997 to May 2000, Mr. Behrent practiced law, most recently with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and mergers and acquisitions transactions. Mr. Behrent received his J.D. from Stanford Law School in 1997, and his B.A. in Political Science and Political Theory from Hampshire College in 1992. He became a Director of the Company on March 27, 2007.   During a portion of the last five years ending in 2018, he was a Director and Chairman of the Audit Committee of Asure Software, Inc. (NASDAQ: ASUR). The experience, qualifications, attributes, and skills gained by Mr. Behrent in these sophisticated legal and financial positions directly apply to and support the financial oversight of the Company’s operations and qualify Mr. Behrent to serve as a Director of the Company.

Peter E. Salas is 66 years old. He has been President of Dolphin Asset Management Corp. and its related companies since he founded it in 1988. Prior to establishing Dolphin, he was with J.P. Morgan Investment Management, Inc. for ten years, becoming Co-manager, Small Company Fund and Director-Small Cap Research.  He received an A.B. degree in Economics from Harvard in 1978. Mr. Salas was elected to the Board of Directors on October 8, 2002. The business experience, attributes, and skills gained by Mr. Salas in these sophisticated financial positions, together with his service as director of other public companies and his capacity as controlling person of the Company’s largest shareholder directly apply to and support his qualification as a director, and lead to the conclusion that Mr. Salas should serve as a Director of the Company.

Richard M. Thon is 65 years old. He began a career with ARAMARK Corporation in 1987. ARAMARK is based in Philadelphia, has 270,000 employees worldwide, and provides food services, facilities management, and uniform and career apparel to health care institutions, universities, and businesses in 21 countries. Mr. Thon served in various capacities in the Corporate Finance Department of ARAMARK culminating with the position of Assistant Treasurer when he retired in June 2002. His responsibilities included bank credit agreements, public debt issuance, interest rate risk management, foreign subsidiary credit agreements, foreign exchange, letters of credit, insurance finance, off-balance-sheet finance, and real estate and equipment leasing. Prior to joining ARAMARK, Mr. Thon was a Vice President in the International Department of Mellon Bank. During a portion of the last five years he has been, but is not currently, a director of Boston Restaurant Associates, Inc.  Mr. Thon received a B.A. in Economics degree from Yale College in 1977 and a Masters of Business Administration degree in Finance from The Wharton School, University of Pennsylvania in 1979. Mr. Thon’s experience in the fields of banking and finance directly apply to the business needs of the Company and lead to the conclusion that he will provide significant benefit to the Board and that he is qualified to serve as a Director of the Company.

Director Independence

The Rules of the NYSE American stock exchange (the “NYSE American Rules”) require that an issuer such as the Company which is a “Smaller Reporting Company” pursuant to Regulation S-K Item 10(f)(1) maintain a board of directors of which at least one-half of the members are independent in that they  are not officers of the Company and are free of any relationship that would interfere with the exercise of their independent judgment. The NYSE American Rules also require that as a Smaller Reporting Company, the Company’s Board of Directors’ Audit Committee be comprised of at least two members all of whom qualify as independent under the criteria set forth in Rule 10 A-3 of the Securities Exchange Act of 1934 and NYSE American Rule 803(b)(2)(c).   The Board of Directors has determined that the director-nominees, Matthew K. Behrent and Richard M. Thon,  are  independent  as  defined  by  the  NYSE  American  Rules,  and  that  Matthew  K.  Behrent, and Richard M. Thon are also independent as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission and that each of these nominees does not have any relationship which would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director. In reaching its determination, the Board of Directors reviewed certain categorical independence standards to provide assistance in the determination of director independence. The categorical standards are set forth below and provide that a director will not qualify as an independent director under the NYSE American Rules if:

•	The Director is, or has been during the last three years, an employee or an officer of the Company or any of its affiliates;

•
The Director has received, or has an immediate family member[2] who has received, during any twelve consecutive months in the last three years any compensation from the Company in excess of $120,000, other than compensation for service on the Board of Directors, compensation to an immediate family member who is an employee of the Company other than an executive officer, compensation received as an interim executive officer or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

2 Under these categorical standards “immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home (other than a domestic employee)

•	The Director is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

•
The Director, or an immediate family member, is a partner in, or controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

•
The Director, or an immediate family member, is employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the Company’s executives serve on that entity’s compensation committee; or

•
The Director, or an immediate family member, is a current partner of the Company’s outside auditors, or was a partner or employee of the Company’s outside auditors who worked on the Company’s audit at any time during the past three years.

The following additional categorical standards were employed by the Board in determining whether a director qualified as independent to serve on the Audit Committee and provide that a director will not qualify if:

•	The Director directly or indirectly accepts any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries;

•	The Director is an affiliated person[3] of the Company or any of its subsidiaries; or

•	The Director participated in the preparation of the Company’s financial statements at any time during the past three years.

The independent members of the Board meet as often as necessary to fulfill their responsibilities, but meet at least annually in executive session without the presence of non- independent directors and management.

Committees

The Company’s Board has audit and compensation/stock option committees.

3 For purposes of this categorical standard, an “affiliated person of the Company” means a person that directly or indirectly through intermediaries controls, or is controlled by, or is under common control with the Company. A person will not be considered to be in control of the Company, and therefore not an affiliate of the Company, if he is not the beneficial owner, directly or indirectly of more than 10% of any class of voting securities of the Company and he is not an executive officer of the Company. Executive officers of an affiliate of the Company as well as a director who is also an employee of an affiliate of the Company will be deemed to be affiliates of the Company.

Audit Committee

In Fiscal 2019, director-nominees Matthew K. Behrent and Richard M. Thon were the members of the Audit Committee.  Mr. Behrent was the Chairman of the Committee. The Board determined that both Mr. Behrent and Mr. Thon are qualified as an “audit committee financial expert” as defined by applicable Securities and Exchange Commission (“SEC”) regulations and the NYSE American Rules. Each of the members of the Audit Committee met the independence and experience requirements of the NYSE American exchange rules, the applicable securities laws, and the regulations and rules promulgated by the SEC.

The Audit Committee adopted an Audit Committee Charter during fiscal 2001. In 2004 and 2015, the Board adopted amendments to the Audit Committee Charter, a copy  of which, as amended, is available on the Company’s internet website, www.tengasco.com. The Audit Committee Charter fully complies with the requirements of the NYSE American Rules. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

The Audit Committee's functions are:

•
To review with management and the Company’s independent auditors the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation  of  the Company’s financial statements;

•	To review major changes to the Company’s auditing and accounting principles and practices suggested by the independent auditors;
•	To monitor the independent auditor's relationship with the Company;
•	To advise and assist the Board of Directors in evaluating the independent auditor's examination;
•	To supervise the Company's financial and accounting organization and financial reporting;
•
To nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed; and

•	To review and consider fee arrangements with, and fees charged by, the Company’s independent auditors.

The Audit Committee met each quarter and a total of 4 times in Fiscal 2019 with the Company’s auditors, including discussing the audit of the Company’s year-end financial statements. It is intended that if elected as directors in 2020, Messrs. Behrent and Thon will continue to serve as members of the Audit Committee with Mr. Behrent again serves as the Chairman of the Committee and with Messrs. Behrent and Thon each being an audit committee financial expert.

Audit Committee Report

The Audit Committee has:

I.        Reviewed and discussed the Company’s unaudited financial statements for the first three quarters of Fiscal 2019 and the Company’s audited financial statements for the year ended December 31, 2019 with the management of the Company and the Company’s independent auditors;

II.        Discussed  with  the  Company’s  independent  auditors  the  matters  required  to  be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company’s financial statements; and

III.      Received the written disclosures and the letter from the Company’s independent accountant  required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the unaudited financial statements for each of the first three quarters of Fiscal 2019 be included in the Quarterly Reports on Form 10-Q for those quarters and that the audited financial statements for the year ended December 31, 2019 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Members of the Audit Committee Matthew K. Behrent Richard M. Thon

Nominations for the Board of Directors are determined by  the independent directors pursuant to procedures adopted by the Board. Those procedures provide that the qualifications that should be met by any person recommended as a nominee for a position on the Company’s Board of Directors should include one or more of the following: a background or experience in oil and gas exploration, production, transportation, geology, construction, finance or in another business, government service, or profession that would reasonably enable the nominee to provide seasoned and reputable service to the shareholders of the Company in the performance of the duties of a member of the Board of Directors.   The Board has not paid fees to any third party to identify, evaluate or to assist in identifying or evaluating, potential nominees, but may do so in the future if the Board determines doing so is necessary or appropriate.

The Board has no policy regarding the consideration of “diversity” in identifying nominees for director. The Company has no separate policy with regard to the consideration of any director candidates recommended by security holders. However, the Board will consider director candidates recommended by security holders provided that such nominations are timely made as set forth hereinafter under the heading “Stockholders Proposals”. Any person recommended by a security holder to serve on the Board of Directors is considered upon the same terms as candidates recommended by any other person.

Among the nominating procedures are the following:

•
Any shareholder, officer, or director may recommend for nomination any person for the slate of candidates for membership on the Company’s Board of Directors to be presented to the shareholders at the Company’s annual meeting of shareholders. Such recommendations must be furnished in writing addressed to the Company’s Board of Directors at the Company’s principal offices. All such nominations will be furnished to the Board which may conduct interviews, investigations or make other determinations as to the qualifications of such recommended persons.

•	Any then-current members of the Board of Directors desiring to stand for re-election may be placed on the slate of directors for re-election without further inquiry as to their qualifications.

•
The Board will determine the slate of candidates for the Board in such a manner and at such a time so as not to delay either the mailing of the proxy statement to the Company’s shareholders or the annual meeting of shareholders.

•
The adopted procedures apply only to the determination of the slate of directors to be presented for election at the annual meeting of the shareholders. Any vacancies on the Board of Directors following the annual meeting of shareholders may be filled in the manner currently applicable under the Company’s Charter, Bylaws, and applicable law.

•
The procedures adopted may be amended from time to time by the Board of Directors in order to comply with any applicable provision or interpretation of any rule, statute, or stock exchange rule of the exchange on which the Company’s stock may be listed.

The nomination procedures adopted are posted on the Company’s internet website at www.tengasco.com. In the event of any such amendment to the procedures, the Company intends to disclose the amendments on the Company's internet website within five business days following such amendment.

The independent members of the Board determined the slate of candidates for the Board of Directors presented for election at this year’s Annual Meeting.

Compensation/Stock Option Committee

The members of the Compensation/Stock Option Committee in Fiscal 2019 were Matthew K.  Behrent, and Richard M. Thon, with Mr. Thon acting as Chairman. Messrs. Behrent and Thon meet the current independence standards established by the NYSE American Rules. It is intended that if elected as directors in 2018, Messrs. Behrent and Thon will continue to serve as a members of the Compensation/Stock Option Committee with Mr. Thon serving as Chairman.

The Board of Directors has adopted a charter for the Compensation/Stock Option Committee which is available at the Company’s internet website, www.tengasco.com.

The Compensation/Stock Option Committee’s functions, in conjunction with the Board of Directors, are  to  provide  recommendations  with  respect  to  general  and  specific  compensation policies and practices of the Company for directors, officers and other employees of the Company. The  Compensation/Stock  Option  Committee  expects  to  periodically  review  the  approach  to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Committee may not delegate any of its responsibilities unless it is to a subcommittee formed by the Committee, but only if such subcommittee consists entirely of directors who meet the independence requirements of the NYSE American exchange rules.

The Compensation/Stock Option Committee is also charged with administering the Tengasco, Inc. 2018 Stock Incentive Plan (the “Stock Incentive Plan”).  The Compensation/Stock Option Committee has complete discretionary authority with respect to the awarding of options and Stock Appreciation Rights (“SARs”), under the Stock Incentive Plan, including, but not limited to, determining the individuals who shall receive shares, options, and SARs; the times when they shall receive them; whether an option shall be an incentive or a non-qualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments and the terms relating to such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the exercise of an SAR; whether to restrict the sale or other disposition of the shares of common stock acquired upon the exercise of an option or SAR; to subject the exercise of all or any portion of an option or SAR to the fulfillment of a contingency, and to determine whether such contingencies have been met; with the consent of the person receiving such option or SAR, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Stock Incentive Plan; and to make all other determinations necessary or advisable for administering the Stock Incentive Plan.

The Compensation/Stock Option Committee did not meet in Fiscal 2019. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. The Committee did not retain any such consultants or advisors in 2019.

Compensation/Stock Option Committee Interlocking and Insider Participation

No interlocking relationship existed or exists between any member of the Company's Compensation/Stock Option Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation/Stock Option Committee is now or was previously an officer or an employee of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later than the second business day after the date on which the transaction occurred unless certain exceptions apply. In Fiscal 2019, the Company, its officers, directors and shareholders owning more than 10% of its common stock were not delinquent in filing any Form 3, 4, and 5 reports.

Family and Other Relationships

There are no family relationships between any of the present directors or executive officers of the Company.

Involvement in Certain Legal Proceedings

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

To the knowledge of management, during the past ten years, unless specifically indicated below  with  respect  to  any  numbered  item,  no  present  director,  executive  officer  or  person nominated to become a director or an executive officer of the Company:

(1)
Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing; provided, however that:

Peter E. Salas, a director of the Company and Chairman of the Board of the Company was the chief executive officer of Boston Restaurant Associates, Inc. when that company filed a Chapter 11 reorganization plan under federal bankruptcy laws on May 20, 2015. The plan of reorganization became effective on August 31, 2015 and Mr. Salas has remained the chief executive officer and sole director of that company since the reorganization.  In addition, Mr. Salas was controlling person of the general partner of Hoactzin Partners, L.P. (“Hoactzin”) when on October 26, 2019 Hoactzin filed a petition under Chapter 11 of the Bankruptcy Code in the Northern District of Texas in Dallas.  On February 12, 2020 the proceeding was converted to a Chapter 7 liquidation proceeding.  At the time of this Proxy Statement, the case was proceeding in due course.

(2)	Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting him or her for more than 60 days from engaging in any activity described in paragraph 3(a) above, or being associated with any persons engaging in any such activity;

(5)
Was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

(6)
Was found by a court of competent jurisdiction in a civil action or by  the Commodity Futures Trading Commission (“CFTC”) to have violated any federal  commodities law, and the judgment in such civil action or finding by the  CFTC has not been subsequently reversed, suspended, or vacated;

(7)
Was  the  subject  of,  or  a  party  to,  any  federal  or  state  judicial  or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including but not limited to a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail  or  wire  fraud  or  fraud in  connection  with  any business entity; or

(8)
Was the subject of, or a party to, any sanction or order, not subsequently reversed,  suspended  or  vacated,  of  any  self-regulatory  organization  (as defined in Section 3(a)(26) of the Exchange Act [15 U.S.C. 78c(a)(26)], any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act [7 U.S.C. 1(a)(29)], or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors of the Company by writing to: Cary V. Sorensen, Secretary, Tengasco, Inc., 8000 E. Maplewood Ave., Suite 130, Greenwood Village, CO 80111 or by e-mail: to:  csorensen@tengasco.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to Board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication, which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

Name and Address	Title	Number of Shares Beneficially Owned[4]	Percent of Class[5]
Matthew K. Behrent[6]	Director	65,025	Less than 1%
Michael J. Rugen[7]	Chief Executive Officer; Chief Financial Officer	81,522	Less than 1%
Peter E. Salas[8]	Director; Chairman of the Board	5,298,366	49.6%
Cary V. Sorensen[9]	Vice President; General Counsel; Secretary	23,623	Less than 1%
Richard M. Thon[10]	Director	33,125	Less than 1%
All Officers and Directors as a group[11]		5,501,661	51.5%

Change in Control

To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company. On October 21, 2020, the Company entered into the Merger Agreement, which, if completed as contemplated by the Merger Agreement, will result in a change of control of the Company. For more information regarding the Merger Agreement, please see the Company’s Current Report on Form 8-K filed with SEC on October 22, 2020.

EXECUTIVE COMPENSATION
Executive Officer Compensation

The following table sets forth a summary of all compensation awarded to, earned or paid to, the Company's Chief Executive Officer, Chief Financial Officer, other executive officers, and employees whose compensation exceeded $100,000 during fiscal years ended December 31, 2019 and December 31, 2018.

4 Unless otherwise stated, all shares of common stock are directly held with sole voting and dispositive power. The shares set forth in the table are as of October 21, 2020.
5 Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 based upon 10,684,417 shares of common stock being outstanding. Shares not outstanding that are subject to options exercisable by the holder within 60 days of October 21, 2020 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not of any other person.
6 Consists of 64,400 shares held directly and 625 vested, fully exercisable options to purchase shares.
7 Consists of shares held directly.
8 Consists of Peter E. Salas’ directly, vested, fully exercisable options to purchase 625 shares and his 9,500 shares held individually; and 5,288,241 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas is the sole shareholder of and controlling person of Dolphin Mgmt. Services, Inc. which is the general partner of Dolphin.
9 Consists of shares held directly
10 Consists of 32,500 shares held directly; and vested, fully exercisable options to purchase 625 shares.
11 Consists of 211,545 shares held directly by directors and management; 5,288,241 shares held by Dolphin; and vested, and fully exercisable options to purchase 1,875 shares.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation[2] ($)	Total ($)
Michael J. Rugen,	2019	199,826	23,507	12,147	8,128	243,608
Chief Financial Officer	2018	184,213	21,821	15,097	7,482	228,613
Chief Executive Officer (interim)[3]
Cary V. Sorensen,	2019	91,000	—	—	3,707	94,707
General Counsel	2018	87,050	—	—	3,550	90,600

(1)
The amounts in this column consist of the Company’s matching contributions to its 401 (k) plan and the portion of company-wide group term life insurance premiums allocable to these named executive officers.

(2)	Mr. Rugen was appointed interim Chief Executive Officer on June 28, 2013. The bonus and stock award information for Mr. Rugen for 2019 and 2018 represents his compensation for his services as CEO.

Outstanding Equity Awards at Fiscal Year-End

OPTION AWARDS
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date
Michael J. Rugen	—	—	$—
Cary V. Sorensen	—	—	$—

Option and Award Exercises

No other options were exercised during 2019 or 2018.

Employment Contracts and Compensation Agreements

On September 18, 2013, the Company and its Chief Financial Officer and interim Chief Executive Officer Michael J. Rugen entered into a written Compensation Agreement as reported on Form 8-K filed on September 24, 2013.  Under the terms of the Compensation Agreement, Mr. Rugen’s annual salary will increase from $150,000 to $170,000 per year in his capacity as Chief Financial Officer, and he will receive a bonus of $7,500 per quarter for each quarter during which he also serves as interim Chief Executive Officer.  At June 1, 2014, Mr. Rugen’s salary was increased to $199,826 per year in his capacity as Chief Financial Officer, the quarterly bonus received while in the capacity as interim Chief Financial Officer was increased to $8,815 per quarter.  The increases at June 1, 2014 were for cost of living adjustments related to the relocation of the corporate office from Knoxville to Greenwood Village.  The Compensation agreement is not an employment contract, but does provide that in the event Mr. Rugen were terminated without cause, he would receive a severance payment in the amount of six month’s salary in effect at the time of any such termination.

On February 25, 2015, the Company and its Vice President, General Counsel, and Corporate Secretary Cary V. Sorensen entered into a written Compensation Agreement as reported on Form 8-K filed on February 19, 2015.  Under the terms of the Compensation Agreement, effective March 2, 2015, Mr. Sorensen’s annual salary will be reduced from $137,500 to $91,000 in consideration of the Company's agreement to permit Mr. Sorensen to serve as a full time employee from a virtual office in Galveston, Texas with presence in the Denver area headquarters as required. He will remain eligible for certain existing benefits: 401-K plan, bonus potential; Company-paid state bar membership dues and charges, and mobile phone charges. The Company also pays reasonable and customary office operating expenses. The Company would pay for business travel on a mileage basis and out of pocket travel costs. However, as to health insurance, Mr. Sorensen will obtain a combination of private/governmental health and disability insurance in lieu of the Company plans, with the Company reimbursing up to $13,000 per year in premiums incurred by him.

On February 19, 2015, in response to the global market factors affecting revenues from sales of the Company’s production of crude oil, the Board of Directors of the Company implemented reductions in the compensation of the Company’s officers.

As to the Company’s Chief Financial Officer and interim Chief Executive Officer Michael J. Rugen, Mr. Rugen’s salary as CFO and bonus as CEO was reduced effective February 2, 2015 by 18% from current levels, or about $42,000 per year. The 18% reduction will remain in place until the market price of crude oil, calculated as a thirty day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $70 per barrel when his compensation shall revert to the levels in place before the reductions became effective. In May 2018, oil prices as so calculated exceeded $70 and compensation reverted to the levels in place before the reductions became effective.  At such time, if any, that the market price of crude oil, calculated as a thirty day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $85 per barrel, all previous reductions made will be reimbursed to Mr. Rugen if he is still employed by the Company. Mr. Rugen expressly consented to this reduction as not constituting a “termination without Cause” under the terms of his Compensation Agreement dated September 18, 2013 but permitting him to invoke that provision in the event prices do recover as set out above but the compensation reduction is not rescinded or the reductions are not repaid.

As to the Company’s Vice President, General Counsel, and Corporate Secretary Cary V Sorensen, the Company and Mr. Sorensen reached agreement on February 25, 2015 that as of March 2, 2015 his annual salary would be set at $91,000 per annum, a reduction from his current salary of $137,500 per annum as described above. In addition, Mr. Sorensen’s $91,000 salary will be reduced effective March 2, 2015 by 10%. In like manner as set out above for Mr. Rugen, the 10% reduction on Mr. Sorensen’s salary will remain in place until the market price of crude oil, calculated as a thirty day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $70 per barrel when his salary shall revert to $91,000 per annum.  In May 2018, oil prices as so calculated exceeded $70 and compensation reverted to the levels in place before the reductions became effective.  At such time, if any, that the market price of crude oil, calculated as a thirty day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $85 per barrel, all previous reductions made from the $91,000 salary level will be reimbursed to Mr. Sorensen if he is still employed by the Company.

There are presently no other employment contracts relating to any member of management. However, depending upon the Company's operations and requirements, the Company may offer long-term contracts to executive officers or key employees in the future.

Compensation of Directors

The Board of Directors has resolved to compensate members of the Board of Directors for attendance at meetings at the rate of $250 per day, together with direct out-of-pocket expenses incurred in attendance at the meetings, including travel. The Directors, as of the date of this Report, have waived all such fees due to them for prior meetings.

Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time, although at this time no such arrangements are in place.  The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

Board members currently receive fees from the Company for their services as director.   They may also from time to time be granted stock options or common stock under the Tengasco, Inc. Stock Incentive Plan. A separate plan to issue cash and/or shares of stock to independent directors for service on the Board and various committees was authorized by the Board of Directors and approved by the Company’s shareholders. A copy of that separate plan is posted at the Company’s website at www.tengasco.com. However, no award was made to any independent director under that separate plan in Fiscal 2019.

On February 19, 2015, in response to the global market factors affecting revenues from sales of the Company’s production of crude oil, the Board of Directors of the Company implemented reductions in the compensation of the Company’s directors.  The reductions on the directors’ compensation will remain in place until the market price of crude oil, calculated as a thirty day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $70 per barrel when then their compensation will revert to pre-reduction levels.  In May 2018, oil prices as so calculated exceeded $70 and compensation reverted to the levels in place before the reductions became effective.  At such time, if any, that the market price of crude oil, calculated as a thirty day trailing average of WTI postings as published by the U.S. Energy Information Administration meets or exceeds $85 per barrel, all previous reductions made from pre-reduction compensation levels will be reimbursed to the directors if they are still directors of the Company.

DIRECTOR COMPENSATION FOR FISCAL 2019

	Fees earned or paid in cash	Stock awards compensation[4]	Total
Name	($)	($)	($)
Matthew K. Behrent	$15,000	$1,840	$16,840
Richard M. Thon	$15,000	$1,840	$16,840
Peter E. Salas	$15,000	$1,840	$16,840

(3)
The amounts represented in this column are equal to the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation, in connection with options granted under the Tengasco, Inc. Stock Incentive Plan.  See Note 11 Stock and Stock Options in the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 for information on the relevant valuation assumptions.

(4)
As of December 31, 2019, Mr. Behrent held 3,125 unexercised options; Mr. Salas held 3,125 unexercised options; and Mr. Thon held 3,125 unexercised options.  The number of unexercised options has been adjusted to reflect the impact of the 1 for 10 reverse stock split approved at the shareholder meeting dated March 21, 2016, effective with trading on March 24, 2016.

CERTAIN TRANSACTIONS

During the 4th quarter of 2018, the Company acquired all of Hoactzin’s working interest in all drilling program wells for $134,690. The acquisition was authorized by the two nonrelated party directors in accordance with the Company’s related party transaction policy, and was made on the same terms offered to all participants and accepted by four of the five drilling program participants other than Hoactzin electing to sell their interest to the Company.  One participant did not accept the Company’s offer to purchase its interest. Other than that acquisition, there have been no material transactions, series of similar transactions or currently proposed transactions entered into during 2019 and 2018 to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for its last two completed fiscal years in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

In this Report on Form 10-K for the year ended December 31, 2019, the Company describes two transactions of the type described above, that the Company entered into with Hoactzin in 2007 that remained in existence for a portion of the year in 2018.   Those two transactions are the “net profits agreement” and the “drilling programs”.  In January 2018, the Company sold its methane facility assets, thereby ending the net profits agreement at the Methane Project.  In November 2018, the Company acquired Hoactzin’s interest in the Ten Well Program for $131,290.  As noted above, Peter E. Salas, the Chairman of the Board of Directors of the Company, is the controlling person of Hoactzin and of Dolphin Offshore Partners, L.P., the Company’s largest shareholder. These two 2007 transactions between the Company and Hoactzin are described in Item 1, Business.

In addition to the two 2007 transactions, Hoactzin also owned a drilling program interest in the Company’s “6 Well Program” in Kansas, acquired in 2005 by Hoactzin in exchange for surrender of the Company’s promissory notes given by the Company for borrowings to fund the redemption in 2004 of the Company’s three series of preferred stock, all as previously disclosed.  In November 2018, the Company acquired Hoactzin’s interest in the 6 Well Program for $3,400.  The approximate dollar value of the amount of Hoactzin’s interest in the 6 Well Program was $9,000 in 2018 (calculated as the total payments attributable to Hoactzin for its program interest).  Following the acquisition of all Hoactzin’s drilling program interests in November 2018, there will be no interest of Hoactzin in the ten well or six well drilling programs in any future period.

In addition to the above, one transaction of the type described above was entered into in 2007 but has expired by its own terms.  On December 18, 2007, the Company entered into a Management Agreement with Hoactzin to manage on behalf of Hoactzin all of its working interest in certain oil and gas properties owned by Hoactzin and located in the onshore Texas Gulf Coast, and offshore Texas and offshore Louisiana. As part of the consideration for the Company’s agreement to enter into the Management Agreement, Hoactzin granted to the Company an option to participate in up to a 15% working interest on a dollar for dollar cost basis in any new drilling or workover activities undertaken on Hoactzin’s managed properties during the term of the Management Agreement.  The Management Agreement expired on December 18, 2012.

The Company entered into a transition agreement with Hoactzin whereby the Company will no longer perform operations, but will administratively assist Hoactzin in becoming operator of record of these wells and administratively assist Hoactzin in the transfer of the corresponding bonds from the Company to Hoactzin.  This assistance is primarily related to signing the necessary documents to effectuate this transition.  Hoactzin and its controlling member are indemnifying the Company for any costs or liabilities incurred by the Company resulting from such assistance, or the fact that the Company is the operator of record on certain of these wells.

Review, Approval or Ratification of Transactions with Related Parties12

The Company’s Board of Directors has adopted a written Related Party Transactions Approval Policy which is posted on the Company’s website at www.tengasco.com. It is the Company’s preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Party Transaction appears to be in the Company’s best interest then it will be approved or ratified if the Board of Directors pursuant to the Company’s Related Party Transaction Approval Policy expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm’s length dealings with an unrelated third party; or, the transaction is approved by the majority of disinterested directors of the Company’s Board.

12 A “Related Party” is any director or executive officer of the Company, any nominee for director, any shareholder known to be the beneficial owner of more than 5% of any class of the Company’s voting stock, and any Immediate Family Member of any such Party. “Immediate Family Member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a person, and any person (other than a tenant or an employee) sharing the household of such person.

Parent of Issuer

The Company has no parent.

BOARD RECOMMENDATION AND VOTE REQUIRED

For Proposal No. 1 regarding the election of directors, votes may be cast in favor of all nominees, may be withheld with regard to all nominees or may be withheld only with regard to nominees specified by the stockholder. Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present.  Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director-nominee, as each abstention would be one less vote in favor of a director nominee. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. The Board of Directors recommends that stockholders vote “FOR” the nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the nominees set forth above.

PROPOSAL No. 2

RATIFICATION OF SELECTION
OF
MOSS ADAMS LLP AS INDEPENDENT AUDITORS

The Board’s Audit Committee has recommended and the Board of Directors has approved the engagement of Moss Adams LLP (“Moss Adams”) as independent certified public accountants, to audit the accounts for the Company for Fiscal 2020.

Hein & Associates LLP (“Hein”) performed these services for the year ended December 31, 2016, and the first three quarters of 2017.  In November 2017, Hein combined with Moss Adams LLP (“Moss Adams”) and Moss Adams was selected by the Audit Committee at that time to continue as the Company’s independent accountants.

The Company is advised that neither Moss Adams nor any of its partners has any material direct or indirect relationship with the Company. The Audit Committee considers Moss Adams to be well qualified for the function of serving as the Company's auditors.  Delaware law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors.  In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

Audit and Non-Audit Fees

The following table presents the fees for professional audit services rendered by the Company’s independent registered public accounting firm, Moss Adams LLP (“Moss Adams”), for the audit of the Company’s annual consolidated financial statements and fees for professional audit services rendered for the quarterly reviews for the fiscal years ended December 31, 2019 and December 31, 2018.

AUDIT AND NON-AUDIT FEES

	2019	2018
	Moss Adams	Moss Adams

Audit Fees	$122,063	$117,600
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	3,599
Total Fees	$122,063	$121,199

Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s consolidated financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to statutory filings or engagements for the subject fiscal years.

Audit-related fees are for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include services for (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the 2019 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent auditors. The Audit Committee considered whether the provisions of such services, including non-audit services, by Moss Adams were compatible with maintaining its independence and concluded they were.

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends that you vote in favor of the above proposal to ratify the appointment of Moss Adams LLP as independent auditors of the Company for Fiscal 2020. Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Audit Committee and the Board of Directors will review the future selection of the Company's independent auditors.

Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of Moss Adams LLP as the Company's independent certified public accountants for Fiscal 2020. Shares voted as abstaining will count as votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby  increasing the number of affirmative votes required to approve this proposal.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2021 annual meeting must be received in writing, by the Chief Executive Officer of the Company at its offices by July 1, 2021 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

SEC rules and regulations provide that if the date of the Company's 2021 Annual Meeting is advanced or delayed more than 30 days from the date of the 2020 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2021 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2021 Annual Meeting. Upon determination by the Company that the date of the 2021 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2020 Annual Meeting, the Company will disclose such change by filing Form 8-K within four business days from the date when the 2021 annual meeting date is determined.

By Order of the Board of Directors

/s/ Cary V. Sorensen

Cary V. Sorensen, Secretary

TENGASCO, INC.

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Rugen and Cary V. Sorensen as proxies (the “Proxies”), each with power of substitution and re-substitution, to vote all shares of Common Stock, $.001 par value per share, of Tengasco, Inc. (the “Company”) held of record by the undersigned on October 21, 2020 at the Annual Meeting of stockholders to be held at 8000 E. Maplewood Ave., Suite 115, Greenwood Village, CO 80111 on December 1, 2020 at 9:00 AM local (Mountain ) time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes ☐ in blue or black ink.

1.               Election of Directors: Matthew K.  Behrent, Peter E. Salas, and Richard M. Thon.

(Mark only one of the two boxes for this item)

☐	VOTE FOR all nominees named above except those who may be named on these two lines:

(OR)

☐	VOTE WITHHELD as to all nominees named above.

2.               Proposal to ratify appointment of Moss Adams LLP as the Company's independent certified public accountants for Fiscal 2018:

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.               In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted “FOR” election of all Directors named in Proposal 1 and FOR Proposal 2.

Please mark, date, and sign and return this Proxy promptly in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ______________, 2020

X
Signature

X
Print Name(s)